Exhibit 21.1

Exelon Corporation Subsidiary Listing

Affiliate	Jurisdiction of Formation
A/C Fuels Company	Pennsylvania
A/C Power	Maryland
AgriWind LLC	Illinois
AgriWind Project L.L.C.	Delaware
Alta Devices, Inc.	Delaware
APS Constellation, LLC	Delaware
Astrum, Inc.	Delaware
ATNP Finance Company	Delaware
AV Solar Ranch 1, LLC	Delaware
B & K Energy Systems, LLC	Minnesota
Baltimore Gas and Electric Company	Maryland
BC Energy LLC	Minnesota
Beebe Renewable Energy, LLC	Delaware
Bellevue Wind Energy, LLC	Delaware
Bennett Creek Windfarm, LLC	Idaho
BGE Capital Trust II	Delaware
BGE Home Products & Services, LLC	Delaware
Big Top, LLC	Oregon
Blue Breezes II, L.L.C.	Minnesota
Blue Breezes, L.L.C.	Minnesota
Braidwood 1 NQF, LLC	Nevada
Braidwood 2 NQF, LLC	Nevada
Breezy Bucks-I LLC	Minnesota
Breezy Bucks-II LLC	Minnesota
Butter Creek Power, LLC	Oregon
Byron 1 NQF, LLC	Nevada
Byron 2 NQF, LLC	Nevada
C3, LLC	Delaware
California PV Energy, LLC	Delaware
Calvert Cliffs Nuclear Power Plant, LLC	Maryland
Calvert Land Corporation	Maryland
Canton Crossing District Energy LLC	Delaware
Cassia Gulch Wind Park LLC	Idaho
Cassia Wind Farm LLC	Idaho
CCG SynFuel, LLC	Delaware
CD Empire I, Inc.	Maryland
CD Empire II, Inc.	Maryland
CD Malacha I, Inc.	Maryland
CD Mammoth Lakes I, Inc.	Maryland
CD Mammoth Lakes II, Inc.	Maryland
CD Panther I, Inc.	Maryland
CD Panther II, LLC	Delaware
CD Panther Partners, L.P.	Delaware
CD SEGS V, Inc.	Maryland
CD SEGS VI, Inc.	Maryland
CD Soda I, Inc.	Maryland

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CD Soda II, Inc.	Maryland
CD Soda III, Inc.	Maryland
CD Soda SLR, Inc.	Maryland
CE Central Wayne Recovery Limited Partnership	Maryland
CE Colver I, Inc.	Maryland
CE Colver II, LLC	Delaware
CE Colver III, Inc.	Maryland
CE Colver Limited Partnership	Maryland
CE Culm, Inc.	Maryland
CE FundingCo, LLC	Delaware
CE Long Valley I, Inc.	Maryland
CE Long Valley II, Inc.	Maryland
CE Long Valley Limited Partnership	Maryland
CE Nuclear, LLC	Delaware
CE Wayne I, Inc.	Maryland
CE Wayne II, Inc.	Maryland
CECG International Holdings, Inc.	Delaware
Central Wayne Energy Recovery Limited Partnership	Maryland
CER Generation II, LLC	Delaware
CER Generation, LLC	Delaware
CER-Colorado Bend Energy LLC	Delaware
CER-Colorado Bend Energy Partners LP	Delaware
CER-Quail Run Energy LLC	Delaware
CER-Quail Run Energy Partners LP	Delaware
CEU Arkoma West, LLC	Delaware
CEU CHC, LLC	Delaware
CEU CoLa, LLC	Delaware
CEU Development, LLC	Delaware
CEU Eagle Ford, LLC	Delaware
CEU East Fort Peck, LLC	Delaware
CEU Fayetteville, LLC	Delaware
CEU Floyd Shale, LLC	Delaware
CEU Holdings, LLC	Delaware
CEU Huntsville, LLC	Delaware
CEU Kingston, LLC	Delaware
CEU Offshore I, LLC	Delaware
CEU Ohio Shale, LLC	Delaware
CEU Paradigm, LLC	Delaware
CEU Pinedale, LLC	Delaware
CEU Plymouth, LLC	Delaware
CEU Simplicity, LLC	Delaware
CEU Trenton, LLC	Delaware
CEU W&D, LLC	Delaware
Christoffer Transmission Systems, LLC	Minnesota
Christoffer Wind Energy I LLC	Minnesota
Christoffer Wind Energy II LLC	Minnesota
Christoffer Wind Energy III LLC	Minnesota
Christoffer Wind Energy IV LLC	Minnesota
CII Oldco, LLC	Maryland
CII Solarpower I, Inc.	Maryland
Cisco Wind Energy LLC	Minnesota
Clinton NQF, LLC	Nevada

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CLT Energy Services Group, L.L.C.	Pennsylvania
CNE Gas Holdings, LLC	Kentucky
CNE Gas Supply, LLC	Delaware
CNEG Holdings, LLC	Delaware
CNEGH Holdings, LLC	Delaware
Cogenex Corporation	Massachusetts
CoLa Resources LLC	Delaware
ComEd Financing III	Delaware
ComEd Funding, LLC	Delaware
ComEd Transitional Funding Trust	Delaware
ComEd Transitional Funding Trust	Delaware
Commonwealth Edison Company	Illinois
Commonwealth Edison Company of Indiana, Inc.	Indiana
Conemaugh Fuels, LLC	Delaware
Consert, Inc.	Delaware
Constellation Alliance II, LP	Texas
Constellation Alliance, LLC	Delaware
Constellation Alliance, LP	Texas
Constellation Bulk Energy Holdings, Inc.	Marshall Islands
Constellation Energy Canada, Inc.	Ontario
Constellation Energy Commodities Group Limited	United Kingdom
Constellation Energy Commodities Group Maine, LLC	Delaware
Constellation Energy Commodities Group Massachusetts, LLC	Delaware
Constellation Energy Commodities Group New Hampshire, LLC	Delaware
Constellation Energy Commodities Group, Inc.	Delaware
Constellation Energy Control and Dispatch, LLC	Delaware
Constellation Energy Gas Choice, Inc.	Delaware
Constellation Energy Nuclear Group, LLC	Maryland
Constellation Energy Partners Holdings, LLC	Delaware
Constellation Energy Power Choice, Inc.	Delaware
Constellation Energy Projects & Services Group Advisors, LLC	Delaware
Constellation Energy Projects and Services Canada, Inc.	Federal
Constellation Energy Resources, LLC	Delaware
Constellation Green Energy, LLC	Maryland
Constellation Holdings, LLC	Maryland
Constellation International Holdings, Inc.	Marshall Islands
Constellation Investments, Inc.	Maryland
Constellation Mystic Power, LLC	Delaware
Constellation New Nuclear, LLC	Delaware
Constellation NewEnergy - Gas Division, LLC	Kentucky
Constellation NewEnergy Canada Inc.	Ontario
Constellation NewEnergy Holding, LLC	Delaware
Constellation NewEnergy, Inc.	Delaware
Constellation Nuclear Power Plants, LLC	Delaware
Constellation Nuclear, LLC	Delaware
Constellation Operating Services	California
Constellation Operating Services International	Cayman Islands
Constellation Operating Services International - I	Cayman Islands
Constellation Operating Services, LLC	Maryland
Constellation Power International Development, Ltd.	Cayman Islands

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Constellation Power Source Generation, Inc.	Maryland
Constellation Power, Inc.	Maryland
Constellation Real Estate Group, Inc.	Maryland
Constellation Real Estate, Inc.	Maryland
Constellation Sacramento Holding, LLC	Delaware
Constellation Solar Arizona, LLC	Delaware
Constellation Solar California, LLC	Delaware
Constellation Solar Connecticut, LLC	Delaware
Constellation Solar DC, LLC	Delaware
Constellation Solar Federal, LLC	Delaware
Constellation Solar Holding, LLC	Delaware
Constellation Solar Horizons Holding, LLC	Delaware
Constellation Solar Horizons, LLC	Delaware
Constellation Solar Maryland II, LLC	Delaware
Constellation Solar Maryland, LLC	Delaware
Constellation Solar Massachusetts, LLC	Delaware
Constellation Solar Net Metering, LLC	Delaware
Constellation Solar New Jersey II, LLC	Delaware
Constellation Solar New Jersey III, LLC	Delaware
Constellation Solar New Jersey, LLC	Delaware
Constellation Solar Ohio, LLC	Delaware
Constellation Solar, LLC	Delaware
COSI A/C Power, Inc.	Maryland
COSI Central Wayne, Inc.	Maryland
COSI Sunnyside, Inc.	Maryland
COSI Synfuels, Inc.	Maryland
COSI Ultra II, Inc.	Maryland
COSI Ultra, Inc.	Maryland
Cow Branch Wind Power, L.L.C.	Missouri
CP II Curacao Ltd.	Cayman Islands
CP Oleander Limited Partnership	Maryland
CP Sunnyside I, Inc.	Maryland
CP Synfuels Investor, Inc.	Maryland
CP Synfuels Investor, LLC	Maryland
CP Windfarm, LLC	Minnesota
CPI OldCo, Inc.	Maryland
CR Clearing, LLC	Missouri
CRE OldCo, Inc.	Maryland
CREG OldCo, Inc.	Maryland
Criterion Power Partners, LLC	Delaware
DAJAW Transmission LLC	Minnesota
Denver Airport Solar, LLC	Delaware
DL Windy Acres, LLC	Minnesota
Dresden 1 NQF, LLC	Nevada
Dresden 2 NQF, LLC	Nevada
Dresden 3 NQF, LLC	Nevada
Elbridge Wind Farm, LLC	Delaware
ENEH Services, LLC	Delaware
Energy Capital and Services II, Limited Partnership	Massachusetts
Energy Performance Services, Inc.	Pennsylvania
ETT Canada, Inc.	New Brunswick
Ewington Energy Systems LLC	Minnesota

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Exelon AOG Holding #1, Inc.	Delaware
Exelon AOG Holding #2, Inc	Delaware
Exelon AVSR Holding, LLC	Delaware
Exelon AVSR, LLC	Delaware
Exelon Business Services Company, LLC	Delaware
Exelon Capital Trust I	Delaware
Exelon Capital Trust II	Delaware
Exelon Capital Trust III	Delaware
Exelon Edgar, LLC	Delaware
Exelon Energy Delivery Company, LLC	Delaware
Exelon Enterprises Company, LLC	Pennsylvania
Exelon Framingham Development, LLC	Delaware
Exelon Framingham, LLC	Delaware
Exelon Generation Acquisitions, LLC	Delaware
Exelon Generation Company, LLC	Pennsylvania
Exelon Generation Consolidation, LLC	Nevada
Exelon Generation Finance Company, LLC	Delaware
Exelon Generation International, Inc.	Pennsylvania
Exelon Hamilton LLC	Delaware
Exelon International Commodities, LLC	Delaware
Exelon Investment Holdings, LLC	Illinois
Exelon Mechanical, LLC	Delaware
Exelon New Boston, LLC	Delaware
Exelon New England Development, LLC	Delaware
Exelon New England Holdings, LLC	Delaware
Exelon New England Power Marketing, Limited Partnership	Delaware
Exelon Nuclear Partners International S.a r.l.	Luxembourg
Exelon Nuclear Partners, LLC	Delaware
Exelon Nuclear Security, LLC	Delaware
Exelon Nuclear Texas Holdings, LLC	Delaware
Exelon Peaker Development General, LLC	Delaware
Exelon Peaker Development Limited, LLC	Delaware
Exelon PowerLabs, LLC	Pennsylvania
Exelon SHC, LLC	Delaware
Exelon Solar Chicago LLC	Delaware
Exelon Transmission Company, LLC	Delaware
Exelon Ventures Company, LLC	Delaware
Exelon West Medway Development, LLC	Delaware
Exelon West Medway Expansion, LLC	Delaware
Exelon West Medway, LLC	Delaware
Exelon Wind 1, LLC	Texas
Exelon Wind 10, LLC	Texas
Exelon Wind 11, LLC	Texas
Exelon Wind 2, LLC	Texas
Exelon Wind 3, LLC	Texas
Exelon Wind 4, LLC	Texas
Exelon Wind 5, LLC	Texas
Exelon Wind 6, LLC	Texas
Exelon Wind 7, LLC	Texas
Exelon Wind 8, LLC	Texas
Exelon Wind 9, LLC	Texas
Exelon Wind Canada Inc.	Canada

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Exelon Wind, LLC	Delaware
Exelon Wyman, LLC	Delaware
Ex-FM, Inc.	New York
Ex-FME, Inc.	Delaware
ExTel Corporation, LLC	Delaware
ExTex LaPorte Limited Partnership	Texas
ExTex Retail Services Company, LLC	Delaware
F & M Holdings Company, L.L.C.	Delaware
FloDesign	Delaware
Four Corners Windfarm, LLC	Oregon
Four Mile Canyon Windfarm, LLC	Oregon
Frontier I, L.P.	Delaware
Fuel Recovery, Inc.	Pennsylvania
G-Flow Wind, LLC	Minnesota
Ginna 2 Nuclear Project, LLC	Delaware
Grande Prairie Generation, Inc.	Alberta
Green Acres Breeze, LLC	Minnesota
Greensburg Wind Farm, LLC	Delaware
Guatemalan Generating Group - I	Cayman Islands
Handsome Lake Energy, LLC	Maryland
Harvest II Windfarm, LLC	Delaware
Harvest Windfarm, LLC	Michigan
High Mesa Energy, LLC	Idaho
High Plains Wind Power, LLC	Texas
Holyoke Solar, LLC	Delaware
Hot Springs Windfarm, LLC	Idaho
Inter-Power/Ahlcon Partners Limited Partnership	Delaware
K & D Energy LLC	Minnesota
KC Energy LLC	Minnesota
Keystone Fuels, LLC	Delaware
KSS Turbines LLC	Minnesota
La Salle 1 NQF, LLC	Nevada
La Salle 2 NQF, LLC	Nevada
Las Vegas District Energy, LLC	Delaware
Latin American Power Partners Limited	Cayman Islands
Lilly Recovery, Inc.	Pennsylvania
Limerick 1 NQF, LLC	Nevada
Limerick 2 NQF, LLC	Nevada
Loess Hills Wind Farm, LLC	Missouri
Low Country Synfuel Holdings, LLC	Delaware
Luz Solar Partners Ltd., IV	California
Luz Solar Partners Ltd., V	California
Luz Solar Partners Ltd., VI	California
Malacha Hydro Limited Partnership	Maryland
Mammoth Power Associates, L.P.	California
Maple Coal Company	Pennsylvania
Marshall Wind 1, LLC	Minnesota
Marshall Wind 2, LLC	Minnesota
Marshall Wind 3, LLC	Minnesota
Marshall Wind 4, LLC	Minnesota
Marshall Wind 5, LLC	Minnesota
Marshall Wind 6, LLC	Minnesota

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Michigan Wind 1, LLC	Delaware
Michigan Wind 2, LLC	Delaware
Michigan Wind 3, LLC	Delaware
Minnesota Breeze, LLC	Minnesota
Mountain Top Wind Power, LLC	Maryland
MXENERGY (CANADA) LTD.	Nova Scotia
MxEnergy Holdings Inc.	Delaware
Newcosy, Inc.	Delaware
Nine Mile Point Nuclear Station, LLC	Delaware
North Shore District Energy, LLC	Delaware
Northwind Thermal Technologies Canada Inc.	New Brunswick
NuStart Energy Development, LLC	Delaware
Old Hickory District Energy, LLC	Delaware
OldcoVSI, Inc.	Delaware
OldPecoGasCo, Company	Pennsylvania
OMF 11520, LLC	Delaware
Onyx Realty Development Corporation	Delaware
Oregon Trail Windfarm, LLC	Oregon
Outback Solar, LLC	Oregon
Oyster Creek NQF, LLC	Nevada
Pacific Canyon Windfarm, LLC	Oregon
Palmetto Synfuel Operating Company, LLC	Delaware
Panther Creek Holdings, Inc.	Delaware
Panther Creek Partners	Delaware
Peach Bottom 1 NQF, LLC	Nevada
Peach Bottom 2 NQF, LLC	Nevada
Peach Bottom 3 NQF, LLC	Nevada
PEC Financial Services, LLC	Pennsylvania
PECO Energy Capital Corp.	Delaware
PECO Energy Capital Trust III	Delaware
PECO Energy Capital Trust IV	Delaware
PECO Energy Capital Trust V	Delaware
PECO Energy Capital Trust VI	Delaware
PECO Energy Capital, L.P.	Delaware
PECO Energy Company	Pennsylvania
PECO Wireless, LLC	Delaware
Pegasus Power Company, Inc.	California
Pegasus Power Partners, a California Limited Partnership	California
Pinedale Energy, LLC	Colorado
Poseidon Interconnect, LLC	Delaware
Prairie Wind Power LLC	Minnesota
PT Constellation Energy Commodities Group Indonesia	Indonesia
Quad Cities 1 NQF, LLC	Nevada
Quad Cities 2 NQF, LLC	Nevada
R.E. Ginna Nuclear Power Plant, LLC	Maryland
Residential Solar Holding, LLC	Delaware
Residential Solar I, LLC	Delaware
Residential Solar II, LLC	Delaware
Residential Solar III, LLC	Delaware
RF HoldCo LLC	Delaware
RITELine Illinois, LLC	Illinois
RITELine Indiana, LLC	Indiana

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RITELine Transmission Development, LLC	Delaware
River Bend I, L.L.C.	Delaware
Roadrunner-I LLC	Minnesota
RSB BondCo LLC	Delaware
S & P Windfarms, LLC	Minnesota
Sacramento PV Energy, LLC	Delaware
Safe Harbor Water Power Corporation	Pennsylvania
Salem 1 NQF, LLC	Nevada
Salem 2 NQF, LLC	Nevada
Salty Dog-I LLC	Minnesota
Salty Dog-II LLC	Minnesota
Sand Ranch Windfarm, LLC	Oregon
Scherer Holdings 1, LLC	Delaware
Scherer Holdings 2, LLC	Delaware
Scherer Holdings 3, LLC	Delaware
Shane’s Wind Machine LLC	Minnesota
Shooting Star Wind Project, LLC	Delaware
Spruce Equity Holdings, L.P.	Delaware
Spruce Holdings G.P. 2000, L.L.C.	Delaware
Spruce Holdings L.P. 2000, L.L.C.	Delaware
Spruce Holdings Trust	Delaware
Star Electricity, Inc.	Texas
Sunbelt I, L.L.C.	Delaware
Sunnyside Cogeneration Associates	Utah
Sunnyside Generation, LLC	Delaware
Sunnyside II, Inc.	Delaware
Sunnyside II, L.P.	Delaware
Sunnyside III, Inc.	Delaware
Sunnyside Properties, LLC	Utah
Sunset Breeze, LLC	Minnesota
Tamuin International, Inc.	Delaware
TEG Holdings, LLC	Delaware
The Proprietors of the Susquehanna Canal	Maryland
Threemile Canyon Wind I, LLC	Oregon
Titan STC, LLC	Delaware
TMI NQF, LLC	Nevada
Tuana Springs Energy, LLC	Idaho
UII, LLC	Illinois
URI, LLC	Illinois
W&D Gas Partners, LLC	Delaware
Wagon Trail, LLC	Oregon
Wally’s Wind Farm LLC	Minnesota
Wansley Holdings 1, LLC	Delaware
Wansley Holdings 2, LLC	Delaware
Ward Butte Windfarm, LLC	Oregon
Water & Energy Savings Company, LLC	Delaware
Whitetail Wind Energy, LLC	Delaware
Wildcat Finance, LLC	Delaware
Wildcat Wind LLC	New Mexico
Wind Capital Holdings, LLC	Missouri
Windy Dog-1 LLC	Minnesota
Wolf Hollow I, L.P.	Delaware
Wolf Wind Enterprises, LLC	Minnesota
Wolf Wind Transmission, LLC	Minnesota
Zion 1 NQF, LLC	Nevada
Zion 2 NQF, LLC	Nevada

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